                                                                   EXHIBIT 10.6

                          KING WORLD PRODUCTIONS, INC.
                                 1700 Broadway
                           New York, New York  10019



                              December 21, 1993



Mr. Roger King
c/o King World Productions, Inc.
Phillips Point West Tower
777 South Flager Drive, Suite 702
West Palm Beach, Florida  33401

Dear Roger:

                 This letter, when accepted by you, shall constitute an agreement between you and King World Productions, Inc. ("King World" or the "Company") with respect to the terms upon which you will be employed by King World during the Employment Period (as hereinafter defined).

                 1. During the Employment Period, King World shall employ you, and you hereby accept employment by King World, in the capacity of Chairman of the Board and head of the Company's sales department, on the terms and subject to the conditions set forth in this Agreement. The "Employment Period" shall mean the period commencing on September 1, 1993 and ending on August 31, 1995 or such earlier date on which this Agreement is terminated pursuant to the provisions of Section 9 hereof. During the Employment Period, you shall perform such services as shall from time to time be reasonably assigned to you by, or pursuant to resolution of, King World's Board of Directors and diligently devote your entire business time, skill and attention to the performance of such services and your duties and obligations hereunder.

                 2. As consideration for the services rendered by you hereunder, you shall be entitled to salary compensation at the annual rate of $1,000,000 for the Company's fiscal year ending August 31, 1994 and $1,050,000 for the Company's fiscal year ending August 31, 1995. Your salary compensation shall be payable in accordance with King World's standard payroll policy from time to time in effect.

                 3.       (a)     As further consideration for the services
rendered by you hereunder, and in order to induce you to accept employment with King World on the terms and conditions set forth herein, King World shall grant to you, as soon as practicable after the commencement of the Employment Period, an aggregate 120,000 phantom stock units (the "Stock Units"), of which 40,000 will become eligible for redemption on August 31, 1994 and an additional 20,000 will become eligible for redemption on the last day of each succeeding fiscal quarter during the Employment Period (August 31, 1994 and each such quarterly date being herein called a "Redemption Date"); and an aggregate 270,000 Stock Appreciation Units (the "Stock Appreciation Units"), of which 90,000 will become eligible for redemption on August 31, 1994 and an additional 45,000 will become eligible for redemption on each remaining Redemption Date. The Stock Units and the Stock Appreciation Units (together, the "Units") will be redeemable only in cash, and the Compensation Committee of the Board of Directors (the "Compensation Committee") will be responsible for determining the amounts received upon redemption in the manner described below.

                 (b) If on a Redemption Date, the average of the daily closing prices of the Common Stock, $.01 par value, of the Company (the "Common Stock"), during the ten (10) business days ending on the Redemption Date ("Average Price") is equal to or greater than the Minimum Redemption Price (as hereinafter defined) applicable to such Redemption Date, then each Stock Unit that became eligible for redemption on such Redemption Date will be redeemed for a cash amount per Unit equal to the Average Price for such Redemption Date. The "Minimum Redemption Price" for each successive Redemption Date will be $38.875, the closing price of King World Common Stock on the New York Stock Exchange (the "NYSE") on the date of this Agreement (the "Contract Date"), increased for each successive Redemption Date by an appreciation factor calculated at the rate of 5% per annum (determined on a non-cumulative basis and pro rated for partial fiscal years) over the closing price of the Common Stock on the Contract Date. If, on any Redemption Date, the applicable Average Price is less than the applicable Minimum Redemption Price, then Stock Units that became eligible for redemption on such Redemption Date will be carried forward, will continue to be eligible for redemption and will be redeemed on the next succeeding Redemption Date on which the then-applicable Average Price equals or exceeds the Minimum Redemption Price on the Redemption Date on which such Stock Units first became eligible for redemption. If and to the extent that any Stock Units have not been redeemed on or before the redemption associated with the August 31, 1995 Redemption Date, they will expire.

                 (c) If on a Redemption Date, the Average Price (determined in same manner as described above) is greater than $38.875, the closing price of King World Common Stock on the NYSE on the Contract Date (the "Appreciation Unit Base Price"), then each Stock Appreciation Unit that became eligible for redemption on such Redemption Date will be redeemed for a cash amount equal to the excess of such Average Price over the Appreciation Unit Base Price. If on any Redemption Date, the applicable Average Price is not greater than the Appreciation Unit Base Price, then all Stock Appreciation Units that became eligible for redemption on such Redemption Date (or were not previously redeemed and were carried forward from a prior Redemption Date) will be carried forward to the next Redemption Date, will again be eligible for redemption and will be redeemed on the next succeeding Redemption Date on which the then-applicable Average Price exceeds the Appreciation Unit Base Price. If and to the extent that any Stock Appreciation Units have not been redeemed on or before the redemption associated with the August 31, 1995 Redemption Date, they will expire.

                 (d) In the event that the Company is required to withhold any Federal, state or local taxes in respect of any compensation income realized by you in respect of the redemption of Units as provided herein, the Company shall deduct the aggregate amount of such Federal, state or local taxes you will be required to pay to the Company, or to make other arrangements satisfactory to the Company regarding payment to the Company of, the aggregate amount of such taxes.

                 4. (a) With respect to each fiscal year of the Company ending within (or upon the termination of) the Employment Period, you shall be entitled to a bonus equal to 1.5% of the Consolidated Net Income of the Company for such fiscal year, provided that the Compensation Committee determines that the Company's return on equity exceeds the average annual return on equity of the companies comprising the Standard and Poor's Composite Index of 500 Stocks for the most recent comparable period for which published information is available to the Compensation Committee at the time such determination is made (the "S&P Average Return on Equity"). "Consolidated Net Income" shall mean, for the purposes of this Agreement, the Company's net income after taxes but before all extraordinary items of the Company and its consolidated subsidiaries as reported in its financial statements filed with the Securities and Exchange Commission.

                 (b) At the end of each of the first three fiscal quarters of each fiscal year in which you are eligible for a bonus hereunder, the Compensation Committee shall make an interim determination as to whether the Company's return on equity from the beginning of such fiscal year through the end of such quarter exceeded the S&P Average Return on Equity for the most recent comparable period for which published information is available to the Compensation Committee and, if the Compensation Committee so determines, an interim bonus payment will be made to you in an amount equal to 1.5% of Consolidated Net Income for such quarter; provided, however, that if, in the sole judgment of the Compensation Committee, it is more likely than not that you will not entitled to a bonus in respect of such year (because the Company's return on equity for the full fiscal year will not exceed the S&P Average Return on Equity for such year), then such interim bonus payment shall be deferred until such time as the Compensation Committee determines that you are, or are reasonably certain to be, entitled to a bonus in respect of such year.

                 (c) At the end of each fiscal year in which you are eligible for a bonus hereunder, the Compensation Committee shall make a final determination as to whether the Company's return on equity for such year exceeded the S&P Average Return on Equity and, if the Compensation Committee so determines, a final bonus payment shall be made such that the sum of all interim bonus payments due in such year plus such final payment shall be equal to 1.5% of Consolidated Net Income for such year. In the event that interim bonus payments have been made in any fiscal year as to which the Compensation Committee finally determines that the Company's return on equity did not exceed the S&P Average Return on Equity, then such interim payments shall be deemed to be indebtedness to the Company incurred by you as of the respective dates of payment to you and shall be offset against amounts otherwise payable to you pursuant to Sections 2, 3, 4 and 5 hereof. If such indebtedness has not been repaid in full on or prior to the termination of the Employment Period, any amounts remaining outstanding shall be repaid in full within thirty days after the termination of the Employment Period.

                 5.       (a)     In addition to the bonus payable pursuant to
Section 4 hereof, you shall be entitled to a "New Show Bonus" for new first-run "strip" (i.e., Monday-Friday) syndicated series that are first broadcast in any of the 1993-1994, 1994-1995 or 1995-1996 television seasons and cleared at any time over the course of any such season in domestic television markets covering at least 70% of the domestic television viewing households (each of which series is hereinafter referred to as a "New Show"). It is understood and agreed that no series currently being aired is a New Show, but that Rolonda, which is scheduled to premiere on January 17, 1994, is a New Show.

                 (b) The New Show Bonus shall be equal to $750,000 in the case of the first New Show, $500,000 in the case of the second New Show, and $250,000 in the case of the third New Show. In addition, you shall be entitled to a New Show Bonus in the amount of $250,000 upon the Company's receipt of orders for at least thirteen weeks of a series developed by the Company from an over-the-air television network for broadcast in any of the 1993-1994, 1994-1995 or 1995-1996 television seasons. Notwithstanding the foregoing, in no event will you be entitled to a New Show Bonus in any fiscal year in excess of $1.5 million. The Compensation Committee will be responsible for determining whether the criteria for the granting of a New Show Bonus have been satisfied and for determining the amount of such bonus. New Show Bonuses will be paid, if at all, in cash, promptly after such determinations are made.

                 6. Notwithstanding anything to the contrary contained herein, the grant of the Stock Units and Stock Appreciation Units described in
Section 3 hereof, the bonus described in Section 4 hereof and the New Show Bonus described in Section 5 hereof are subject to approval of the stockholders of the Company and any additional approvals or consents that may, in the reasonable opinion of counsel to the Company, be necessary or desirable for the Company to obtain. In the event that such approvals are not obtained on or prior to August 31, 1994, then you and the Company shall negotiate in good faith for the purpose of agreeing upon a mutually acceptable cash substitute of equivalent value for the Stock Units and Stock Appreciation Units, the bonus and the New Show Bonus (which may also be subject to stockholder and other approvals). If, after good-faith negotiation, you and the Company cannot so agree, then you may, in your sole discretion, terminate this Agreement.

                 7. You shall be entitled to participate, on the same basis and subject to the same qualifications as King World's other executive officers, in any pension, life insurance, health insurance or hospitalization plan or other similar plan from time to time in effect with respect to King World's executive officers or employees generally.

                 8. The Company shall, during the Employment Period, reimburse you for such expenses as shall be incurred by you in connection with the performance of your duties hereunder, provided that you furnish to us evidence of such expenses reasonably satisfactory to us.

                 9.       (a)     This Agreement shall terminate (i) upon your
death, (ii) thirty (30) days' after written notice to you from

King World's Board of Directors in the event that you have been unable to perform the duties required of you pursuant to this Agreement for ninety (90) days during any twelve month period during the Employment Period (whether or not such ninety (90) days are consecutive) by reason of illness or other incapacity and King World's Board of Directors determines to terminate this Agreement for such reason or (iii) immediately upon written notice to you in the event that King World's Board of Directors determines to terminate this Agreement for Cause. For the purposes of this Agreement, "Cause" shall mean
(1) the habitual failure of you, or the habitual neglect by you, to substantially perform your duties under this Agreement, other than any such failure or neglect resulting from your physical or mental incapacity or (2) the engaging by you in an act or acts of dishonesty intended to result directly or indirectly in gain or personal enrichment at the expense of the Company.

                 (b) Termination of this Agreement shall terminate all of your rights hereunder from and after the effective date of termination except for your rights to salary and benefits which have accrued but are unpaid at the effective date of termination, and except that in the event that your full-time employment with the Company is terminated on account of your death, disability or incapacity, the cash bonus provided for in Section 4 shall continue to be payable as provided therein, and the Units granted pursuant to Section 3 hereof shall continue to be eligible for redemption and shall be redeemed (if at all) as provided therein, in each case through the end of the fiscal year in which your death, disability or incapacity occurred. (The foregoing is not intended to relieve or release the Company from any liability for damages to you if the Company wrongfully terminates this Agreement.) In no event shall termination of this Agreement for any reason terminate any of your obligations under paragraphs 10, 11, 12 and 13 hereof.

                 10. Except as required in connection with the performance of services hereunder, you shall not, during or after the termination of the Employment Period, use of disclose to any person any confidential business information or trade secrets of King World or any of its affiliates or business associates that you obtained or learned during the Employment Period or in the course of your employment by the Company, including, but not limited to, confidential business information regarding the type and nature of the contracts entered into by the Company or its affiliates for the acquisition or distribution of television programming.

                 11. You hereby agree that you shall not, during the Employment Period and for a period of two (2) years following the termination of the Employment Period, (i) induce, directly or indirectly, any person from whom or from which King World or any of its affiliates acquired television programming to terminate his or its agreement with King World or such affiliate with respect to such programming, to refuse to renew any such agreement or to refuse to furnish to King World or its affiliates with any other television programming or (ii) induce, directly or indirectly, any employee of King World or any affiliate thereof to terminate his or her employment with King World or such affiliate.

                 12. You hereby agree that all ideas, creations, improvements and other works of authorship created, developed, written or conceived, individually or jointly by you, at any time during the Employment Period are works for hire within the scope of your employment and shall be our property free of any claim whatever by you or any person claiming any rights or interests through you.

                 13. Each of you and King World (the "Indemnitor"), agrees to indemnify and hold harmless the other from and against any and all loss, damage, claim, liability, cost and expense, including reasonable attorneys fees, incurred by the other as a result of, or arising out of or in connection with, a violation by the Indemnitor of any term, covenant or condition required by this Agreement to be performed or observed by the Indemnitor.

                 14. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York and constitutes the entire understanding between the parties hereto with respect to the subject matter hereof. No waiver or modification of any terms hereof shall be valid unless in writing signed by the party against whom such waiver is sought to be enforced, and then only to the extent set forth in such writing. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their successors, assigns, heirs, administrators and executors.

                                                    Yours very truly,

                                                    KING WORLD PRODUCTIONS, INC.



                                                    By /s/ STEPHEN W. PALLEY
                                                      -------------------------


Accepted as of the date
 first above written:



/s/ ROGER KING
- -------------------
   Roger King

                                                                    EXHIBIT 10.6

                          KING WORLD PRODUCTIONS, INC.
                                 1700 Broadway
                           New York, New York  10019



                              December 21, 1993





Mr. Michael King
c/o King World Productions, Inc.
12400 Wilshire Boulevard, Suite 1200
Los Angeles, California  90025

Dear Michael:

                 This letter, when accepted by you, shall constitute an agreement between you and King World Productions, Inc. ("King World" or the "Company") with respect to the terms upon which you will be employed by King World during the Employment Period (as hereinafter defined).

                 1. During the Employment Period, King World shall employ you, and you hereby accept employment by King World, in the capacity of President and Chief Executive Officer of King World, on the terms and subject to the conditions set forth in this Agreement. The "Employment Period" shall mean the period commencing on September 1, 1993 and ending on August 31, 1995 or such earlier date on which this Agreement is terminated pursuant to the provisions of Section 9 hereof. During the Employment Period, you shall perform such services as shall from time to time be reasonably assigned to you by, or pursuant to resolution of, King World's Board of Directors and diligently devote your entire business time, skill and attention to the performance of such services and your duties and obligations hereunder.

                 2. As consideration for the services rendered by you hereunder, you shall be entitled to salary compensation at the annual rate of $1,000,000 for the Company's fiscal year ending August 31, 1994 and $1,050,000 for the Company's fiscal year ending August 31, 1995. Your salary compensation shall be payable in accordance with King World's standard payroll policy from time to time in effect.

                 3.       (a)     As further consideration for the services
rendered by you hereunder, and in order to induce you to accept employment with King World on the terms and conditions set forth herein, King World shall grant to you, as soon as practicable after the commencement of the Employment Period, an aggregate 120,000 phantom stock units (the "Stock Units"), of which 40,000 will become eligible for redemption on August 31, 1994 and an additional 20,000 will become eligible for redemption on the last day of each succeeding fiscal quarter during the Employment Period (August 31, 1994 and each such quarterly date being herein called a "Redemption Date"); and an aggregate 270,000 Stock Appreciation Units (the "Stock Appreciation Units"), of which 90,000 will become eligible for redemption on August 31, 1994 and an additional 45,000 will become eligible for redemption on each remaining Redemption Date. The Stock Units and the Stock Appreciation Units (together, the "Units") will be redeemable only in cash, and the Compensation Committee of the Board of Directors (the "Compensation Committee") will be responsible for determining the amounts received upon redemption in the manner described below.

                 (b) If on a Redemption Date, the average of the daily closing prices of the Common Stock, $.01 par value, of the Company (the "Common Stock"), during the ten (10) business days ending on the Redemption Date ("Average Price") is equal to or greater than the Minimum Redemption Price (as hereinafter defined) applicable to such Redemption Date, then each Stock Unit that became eligible for redemption on such Redemption Date will be redeemed for a cash amount per Unit equal to the Average Price for such Redemption Date. The "Minimum Redemption Price" for each successive Redemption Date will be $38.875, the closing price of King World Common Stock on the New York Stock Exchange (the "NYSE") on the date of this Agreement (the "Contract Date"), increased for each successive Redemption Date by an appreciation factor calculated at the rate of 5% per annum (determined on a non-cumulative basis and pro rated for partial fiscal years) over the closing price of the Common Stock on the Contract Date. If, on any Redemption Date, the applicable Average Price is less than the applicable Minimum Redemption Price, then Stock Units that became eligible for redemption on such Redemption Date will be carried forward, will continue to be eligible for redemption and will be redeemed on the next succeeding Redemption Date on which the then-applicable Average Price equals or exceeds the Minimum Redemption Price on the Redemption Date on which such Stock Units first became eligible for redemption. If and to the extent that any Stock Units have not been redeemed on or before the redemption associated with the August 31, 1995 Redemption Date, they will expire.

                 (c) If on a Redemption Date, the Average Price (determined in same manner as described above) is greater than $38.875, the closing price of King World Common Stock on the NYSE on the Contract Date (the "Appreciation Unit Base Price"), then each Stock Appreciation Unit that became eligible for redemption on such Redemption Date will be redeemed for a cash amount equal to the excess of such Average Price over the Appreciation Unit Base Price. If on any Redemption Date, the applicable Average Price is not greater than the Appreciation Unit Base Price, then all Stock Appreciation Units that became eligible for redemption on such Redemption Date (or were not previously redeemed and were carried forward from a prior Redemption Date) will be carried forward to the next Redemption Date, will again be eligible for redemption and will be redeemed on the next succeeding Redemption Date on which the then-applicable Average Price exceeds the Appreciation Unit Base Price. If and to the extent that any Stock Appreciation Units have not been redeemed on or before the redemption associated with the August 31, 1995 Redemption Date, they will expire.

                 (d) In the event that the Company is required to withhold any Federal, state or local taxes in respect of any compensation income realized by you in respect of the redemption of Units as provided herein, the Company shall deduct the aggregate amount of such Federal, state or local taxes you will be required to pay to the Company, or to make other arrangements satisfactory to the Company regarding payment to the Company of, the aggregate amount of such taxes.

                 4. (a) With respect to each fiscal year of the Company ending within (or upon the termination of) the Employment Period, you shall be entitled to a bonus equal to 1.5% of the Consolidated Net Income of the Company for such fiscal year, provided that the Compensation Committee determines that the Company's return on equity exceeds the average annual return on equity of the companies comprising the Standard and Poor's Composite Index of 500 Stocks, based on the most recent published information available to the Compensation Committee at the time such determination is made (the "S&P Average Return on Equity"). "Consolidated Net Income" shall mean, for the purposes of this Agreement, the Company's net income after taxes but before all extraordinary items of the Company and its consolidated subsidiaries as reported in its financial statements filed with the Securities and Exchange Commission.

                 (b) At the end of each of the first three fiscal quarters of each fiscal year in which you are eligible for a bonus hereunder, the Compensation Committee shall make an interim determination as to whether the Company's return on equity from the beginning of such fiscal year through the end of such quarter exceeded the S&P Average Return on Equity for the most recent comparable period for which published information is available to the Compensation Committee and, if the Compensation Committee so determines, an interim bonus payment will be made to you in an amount equal to 1.5% of Consolidated Net Income for such quarter; provided, however, that if, in the sole judgment of the Compensation Committee, it is more likely than not that you will not entitled to a bonus in respect of such year (because the Company's return on equity for the full fiscal year will not exceed the S&P Average Return on Equity for such year), then such interim bonus payment shall be deferred until such time as the Compensation Committee determines that you are, or are reasonably certain to be, entitled to a bonus in respect of such year.

                 (c) At the end of each fiscal year in which you are eligible for a bonus hereunder, the Compensation Committee shall make a final determination as to whether the Company's return on equity for such year exceeded the S&P Average Return on Equity and, if the Compensation Committee so determines, a final bonus payment shall be made such that the sum of all interim bonus payments due in such year plus such final payment shall be equal to 1.5% of Consolidated Net Income for such year. In the event that interim bonus payments have been made in any fiscal year as to which the Compensation Committee finally determines that the Company's return on equity did not exceed the S&P Average Return on Equity, then such interim payments shall be deemed to be indebtedness to the Company incurred by you as of the respective dates of payment to you and shall be offset against amounts otherwise payable to you pursuant to Sections 2, 3, 4 and 5 hereof. If such indebtedness has not been repaid in full on or prior to the termination of the Employment Period, any amounts remaining outstanding shall be repaid in full within thirty days after the termination of the Employment Period.

                 5.       (a)     In addition to the bonus payable pursuant to
Section 4 hereof, you shall be entitled to a "New Show Bonus" for new first-run "strip" (i.e., Monday-Friday) syndicated series that are first broadcast in any of the 1993-1994, 1994-1995 or 1995-1996 television seasons and cleared at any time over the course of any such season in domestic television markets covering at least 70% of the domestic television viewing households (each of which series is hereinafter referred to as a "New Show"). It is understood and agreed that no series currently being aired is a New Show, but that Rolonda, which is scheduled to premiere on January 17, 1994, is a New Show.

                 (b) The New Show Bonus shall be equal to $750,000 in the case of the first New Show, $500,000 in the case of the second New Show, and $250,000 in the case of the third New Show. In addition, you shall be entitled to a New Show Bonus in the amount of $250,000 upon the Company's receipt of orders for at least thirteen weeks of a series developed by the Company from an over-the-air television network for broadcast in any of the 1993-1994, 1994-1995 or 1995-1996 television seasons. Notwithstanding the foregoing, in no event will you be entitled to a New Show Bonus in any fiscal year in excess of $1.5 million. The Compensation Committee will be responsible for determining whether the criteria for the granting of a New Show Bonus have been satisfied and for determining the amount of such bonus. New Show Bonuses will be paid, if at all, in cash, promptly after such determinations are made.

                 6. Notwithstanding anything to the contrary contained herein, the grant of the Stock Units and Stock Appreciation Units described in
Section 3 hereof, the bonus described in Section 4 hereof and the New Show Bonus described in Section 5 hereof are subject to approval of the stockholders of the Company and any additional approvals or consents that may, in the reasonable opinion of counsel to the Company, be necessary or desirable for the Company to obtain. In the event that such approvals are not obtained on or prior to August 31, 1994, then you and the Company shall negotiate in good faith for the purpose of agreeing upon a mutually acceptable cash substitute of equivalent value for the Stock Units and Stock Appreciation Units, the bonus and the New Show Bonus (which may also be subject to stockholder and other approvals). If, after good-faith negotiation, you and the Company cannot so agree, then you may, in your sole discretion, terminate this Agreement.

                 7. You shall be entitled to participate, on the same basis and subject to the same qualifications as King World's other executive officers, in any pension, life insurance, health insurance or hospitalization plan or other similar plan from time to time in effect with respect to King World's executive officers or employees generally.

                 8. The Company shall, during the Employment Period, reimburse you for such expenses as shall be incurred by you in connection with the performance of your duties hereunder, provided that you furnish to us evidence of such expenses reasonably satisfactory to us.

                 9.       (a)     This Agreement shall terminate (i) upon your
death, (ii) thirty (30) days' after written notice to you from King World's Board of Directors in the event that you have been unable to perform the duties required of you pursuant to this

Agreement for ninety (90) days during any twelve month period during the Employment Period (whether or not such ninety (90) days are consecutive) by reason of illness or other incapacity and King World's Board of Directors determines to terminate this Agreement for such reason or (iii) immediately upon written notice to you in the event that King World's Board of Directors determines to terminate this Agreement for Cause. For the purposes of this Agreement, "Cause" shall mean (1) the habitual failure of you, or the habitual neglect by you, to substantially perform your duties under this Agreement, other than any such failure or neglect resulting from your physical or mental incapacity or (2) the engaging by you in an act or acts of dishonesty intended to result directly or indirectly in gain or personal enrichment at the expense of the Company.

                 (b) Termination of this Agreement shall terminate all of your rights hereunder from and after the effective date of termination except for your rights to salary and benefits which have accrued but are unpaid at the effective date of termination, and except that in the event that your full-time employment with the Company is terminated on account of your death, disability or incapacity, the cash bonus provided for in Section 4 shall continue to be payable as provided therein, and the Units granted pursuant to Section 3 hereof shall continue to be eligible for redemption and shall be redeemed (if at all) as provided therein, in each case through the end of the fiscal year in which your death, disability or incapacity occurred. (The foregoing is not intended to relieve or release the Company from any liability for damages to you if the Company wrongfully terminates this Agreement.) In no event shall termination of this Agreement for any reason terminate any of your obligations under paragraphs 10, 11, 12 and 13 hereof.

                 10. Except as required in connection with the performance of services hereunder, you shall not, during or after the termination of the Employment Period, use of disclose to any person any confidential business information or trade secrets of King World or any of its affiliates or business associates that you obtained or learned during the Employment Period or in the course of your employment by the Company, including, but not limited to, confidential business information regarding the type and nature of the contracts entered into by the Company or its affiliates for the acquisition or distribution of television programming.

                 11. You hereby agree that you shall not, during the Employment Period and for a period of two (2) years following the termination of the Employment Period, (i) induce, directly or indirectly, any person from whom or from which King World or any of its affiliates acquired television programming to terminate his or its agreement with King World or such affiliate with respect to such programming, to refuse to renew any such agreement or to refuse to furnish to King World or its affiliates with any other television programming or (ii) induce, directly or indirectly, any employee of King World or any affiliate thereof to terminate his or her employment with King World or such affiliate.

                 12. You hereby agree that all ideas, creations, improvements and other works of authorship created, developed, written or conceived, individually or jointly by you, at any time during the Employment Period are works for hire within the scope of your employment and shall be our property free of any claim whatever by you or any person claiming any rights or interests through you.

                 13. Each of you and King World (the "Indemnitor"), agrees to indemnify and hold harmless the other from and against any and all loss, damage, claim, liability, cost and expense, including reasonable attorneys fees, incurred by the other as a result of, or arising out of or in connection with, a violation by the Indemnitor of any term, covenant or condition required by this Agreement to be performed or observed by the Indemnitor.

                 14. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York and constitutes the entire understanding between the parties hereto with respect to the subject matter hereof. No waiver or modification of any terms hereof shall be valid unless in writing signed by the party against whom such waiver is sought to be enforced, and then only to the extent set forth in such writing. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their successors, assigns, heirs, administrators and executors.

                                                    Yours very truly,

                                                    KING WORLD PRODUCTIONS, INC.



                                                    By /s/ STEPHEN W. PALLEY
                                                      -------------------------



Accepted as of the date
  first above written:


/s/ MICHAEL KING
- ----------------------
   Michael King

                                                                    EXHIBIT 10.6

                          KING WORLD PRODUCTIONS, INC.
                                 1700 Broadway
                           New York, New York  10019



                              December 21, 1993




Stephen W. Palley, Esq.
45 East End Avenue
New York, New York  10028

Dear Steve:

                 This letter, when accepted by you, shall constitute an agreement between you and King World Productions, Inc. ("King World" or the "Company") with respect to the terms upon which you will be employed by King World during the Employment Period (as hereinafter defined).

                 1. During the Employment Period, King World shall employ you, and you hereby accept employment by King World, in the capacity of Executive Vice President and Chief Operating Officer of King World, on the terms and subject to the conditions set forth in this Agreement. The "Employment Period" shall mean the period commencing on September 1, 1993 and ending on August 31, 1996, or such earlier date on which this Agreement is terminated pursuant to the provisions of Section 8 hereof. During the Employment Period, you shall perform such services as shall from time to time be reasonably assigned to you by King World's Chief Executive Officer or Chairman, or pursuant to resolution of King World's Board of Directors, and diligently devote your entire business time, skill and attention to the performance of such services and your duties and obligations hereunder.

                 2. As a consideration for the services rendered by you hereunder, you shall be entitled to the following:

                 (a) Salary compensation at the annual rate of $500,000 for each fiscal year of the Company during the Employment Period. Your salary compensation shall be payable in accordance with King World's standard payroll policy from time to time in effect.

                 (b) As further consideration for the services rendered by you pursuant to this Agreement, and in order to induce you to accept employment with King World on the terms and conditions set forth herein, the Compensation Committee of King World's Board of Directors (the "Compensation Committee") has granted to you, subject to your acceptance of this Agreement and the conditions set forth below, a stock option (herein called the "Option") under the Company's Amended and Restated Stock Option and Restricted Stock Purchase Plan (the "Plan") to purchase 250,000 shares of Common Stock, $.01 par value, of the Company ("Common Stock"), at an option exercise price equal to $38.875 per share, the closing price of the Common Stock on the date hereof, subject to vesting as provided in paragraph (c) below. The grant of the Option shall be subject to approval of the stockholders of the Company and any additional approvals or consents that may, in the reasonable opinion of counsel to the Company, be necessary or desirable for the Company to obtain, including, without limitation, stockholder approval of currently proposed amendments to the Plan.

                 (c) The Option shall have a term of ten years and shall become exercisable with respect to 20% of the total number of shares subject thereto on August 31, 1994 and each of the two immediately succeeding anniversaries of that date, and with respect to the remaining 40% of the total number of shares subject thereto on August 31, 1998. Except to the extent otherwise provided in this paragraph
         (c), if your full-time employment with the Company terminates during the Employment Period, any shares subject to the Option that have not vested at the time of such termination shall not vest.

                 You and King World agree that, notwithstanding anything herein or in any other agreement between you and the Company prior to this
         Agreement:

                      (i) In the event that your full-time employment with the Company is terminated by the Company prior to the end of the Employment Period without "Cause" (as defined below) and other than on account of your death, disability or incapacity, then during the one-year period commencing as of the date your employment is so terminated, to the extent that the Option had not previously been exercised, you shall be entitled to exercise the Option with respect to all shares of Common Stock subject thereto (whether or not vested as of the date of such termination).

                     (ii) In the event that your full-time employment with the Company terminates on account of your death, disability or incapacity, then, during the twelve-month period commencing as of the date your employment so terminates, to the extent that the Option had not been exercised, you (or your heirs, administrators or legal representatives) shall be entitled to exercise the Option with respect to all the shares that had vested thereunder as of the date of such termination and with respect to 50% of the remaining shares of Common Stock subject to the Option.

                    (iii) Except as set forth in clauses (i) and (ii) above, should your full-time employment with the Company be terminated or cease for any reason, then the unexercised portion of the Option held by you on the date your full-time employment ceased may only be exercised within one year after such date, and only to the extent that your right to exercise such portion of the Option had vested on the date your full-time employment ceased.

                     (iv) In the event that stockholder approvals, or any approvals or consents that are reasonably necessary for the grant of the Option, are not obtained on or prior to August 31, 1994, then you and the Company shall negotiate in good faith for the purpose of agreeing upon a mutually acceptable cash substitute of equivalent value for the Option. If, after good-faith negotiation, you and the Company cannot so agree, then you may, in your sole discretion, terminate this Agreement.

                      (v) For purposes of this Agreement, "Cause" shall mean (1) the habitual failure of you, or the habitual neglect by you, to substantially perform your duties under this Agreement, other than any such failure or neglect resulting from your physical or mental incapacity, or (2) the engaging by you in an act or acts of dishonesty intended to result directly or indirectly in gain or personal enrichment at the expense of the Company.

                 (d) In the event that after the date hereof, the outstanding shares of the Company's Common Stock shall be increased or decreased or changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or of another corporation through reorganization, merger or consolidation, recapitalization, reclassification, stock split, split-up, combination or exchange of shares or declaration of any dividends payable in Common Stock, appropriate adjustment shall be made for (i) the number of shares of Common Stock for which the Option shall be granted hereunder and (ii) the number of shares of Common Stock (and the exercise price per share) subject to the unexercised portion of the outstanding Option (to the nearest possible full share).

                 (e) In the event that the Company is required to withhold any Federal, state or local taxes in respect of any compensation income realized by you in respect of the Option granted hereunder or in respect of any shares acquired upon exercise of the Option, the Company shall deduct the aggregate amount of such Federal, state or local taxes required to be so withheld or, if such payments are insufficient to satisfy such Federal, state or local taxes, you will be required to pay to the Company, or to make other arrangements satisfactory to the Company regarding payment to the Company of, the aggregate amount of such taxes.

                 (f) The terms of the Option are more fully set forth in a definitive stock option agreement under the Plan, a copy of which is attached to this Agreement. Such stock option agreement and the Plan shall govern your rights as an optionee. The Company shall cause the shares of Common Stock issuable upon the exercise of the Option to be registered on Form S-8 and/or Form S-3 (or any successor form) under the Securities Act of 1933, as amended, and listed on the New York Stock Exchange.

                 3. (a) With respect to each fiscal year of the Company ending within (or upon the termination of) the Employment Period, you shall be entitled to a bonus equal to 0.4% of the Consolidated Net Income of the Company for such fiscal year, provided that the Compensation Committee determines that Company's return on equity exceeds the average annual return on equity of the companies comprising the Standard and Poor's Composite Index of 500 Stocks for the most recent comparable period for which published information is available to the Compensation Committee at the time such determination is made (the "S&P Average Return on Equity"). "Consolidated Net Income" shall mean, for the purposes of this Agreement, the net income after taxes but before all extraordinary items of the Company and its consolidated subsidiaries, as reported in its financial statements filed with the Securities and Exchange Commission.

                 (b) At the end of each of the first three fiscal quarters of each fiscal year in which you are eligible for a bonus hereunder, the Compensation Committee shall make an interim determination as to whether the Company's return on equity from the beginning of such fiscal year through the end of such quarter exceeded the S&P Average Return on Equity for the most recent comparable period for which published information is available to the Compensation Committee, and, if the Compensation Committee so determines, an interim bonus payment will be made in an amount equal to 0.4% of Consolidated Net Income for such quarter; provided, however, that if, in the sole judgment of the Compensation Committee, it is more likely than not that you will not be entitled to a bonus in respect of such year (because the Company's return on equity for the full fiscal year will not exceed the S&P Average Return on Equity for such year), then such interim bonus payment shall be deferred until such time as the Compensation Committee determines that you are, or are reasonably certain to be, entitled to a bonus in respect of such year.

                 (c) As soon as practicable after the end of each fiscal year in which you are eligible for a bonus hereunder, the Compensation Committee shall make a final determination as to whether the Company's return on equity for such year exceeded the S&P Average Return on Equity and, if the Compensation Committee so determines, a final bonus payment shall be made such that the sum of all interim bonus payments due in such year plus such final payment shall be equal to 0.4% of Consolidated Net Income for such year. In the event that interim bonus payments have been made in any fiscal year as to which the Compensation Committee finally determines that the Company's return on equity did not exceed the S&P Average Return on Equity, then such interim payments shall be deemed to be indebtedness to the Company incurred by you as of the respective dates of payment to you and shall be offset against amounts otherwise payable to you pursuant to Sections 2(a), 3 and 4 hereof. If such indebtedness has not been repaid in full on or prior to the termination of the Employment Period, any amounts remaining outstanding shall be repaid in full within thirty days after the termination of the Employment Period.

                 4.   (a)  In addition to the bonus payable to you pursuant to
Section 3, with respect to each fiscal year of the Company ending within (or upon the termination of) the Employment Period, you shall be entitled to a supplemental bonus as described in this Section 4, provided that the Compensation Committee determines that (i) the average daily closing price of the Common Stock for such year (the "Average Yearly Price") exceeds $30 and
(ii) the Company's return on equity for such fiscal year exceeds the S&P 500 Average Return on Equity.

                 (b) If the Average Yearly Price for any such fiscal year equals or exceeds $38.875, the closing price of the Common Stock on December 21, 1993, the supplemental bonus for such year shall be equal to 0.4% of Consolidated Net Income for such year.

If such Average Yearly Price exceeds $30, but is less than $38.875, the supplemental bonus for such year shall be equal to 0.4% of Consolidated Net Income for such year multiplied by a fraction, the numerator of which is the excess of such Average Yearly Price over $30, and the denominator of which is $8.875.

                 (c) The full amount by which any supplemental bonus payment was reduced below 0.4% of Consolidated Net Income for any year pursuant to the second sentence of paragraph 4(b) shall be payable to you if the Average Yearly Price for any subsequent fiscal year within the term of this Agreement equals or exceeds $38.875. A portion of the amount by which any supplemental bonus payment was reduced pursuant to the second sentence of paragraph 4(b) above (and was not previously recouped by you pursuant to this paragraph (c)) shall be payable to you if the Average Yearly Price for any subsequent fiscal year or years during the term of this Agreement is less than $38.875 but greater than the Average Yearly Price for the year in which such reduction was made, and the portion of such reduction that shall be payable to you shall be equal to the full amount of such reduction (or the portion thereof that was not previously recouped by you pursuant to this paragraph (c)), multiplied by a fraction, the numerator of which is the excess of the Average Yearly Price for such subsequent year over the Average Yearly Price for the year in which such reduction was made and the denominator of which is the excess of $38.875 over the Average Yearly Price for the year in which such reduction was made. To the extent that a partial recoupment is made in a subsequent fiscal year, any amounts not recouped under the foregoing formula shall remain available for recoupment in subsequent years during the term of this Agreement. Any amounts not recouped by you pursuant to this paragraph (c) on or prior to the making of the supplemental bonus payment in respect of the August 31, 1996 fiscal year shall no longer be subject to recoupment and shall not be paid to you.

                 (d) Notwithstanding the foregoing, in no event shall aggregate supplemental bonus payments payable pursuant to this Section 4 exceed $1,333,000.

                 (e) Payments of the supplemental bonus amounts provided herein shall be made annually, in arrears, as soon as practicable after the end of each fiscal year in which you are eligible for a bonus hereunder.

                 5. Notwithstanding anything to the contrary contained herein, the grant of the Option described in Section 2(b) hereof, the bonus described in Section 3 hereof and the supplemental bonus described in Section 4 hereof are subject to approval of the stockholders of the Company and any additional approvals or consents that may, in the reasonable opinion of counsel to the

Company, be necessary or desirable for the Company to obtain. In the event that such approvals are not obtained on or prior to August 31, 1994, then you and the Company shall negotiate in good faith for the purpose of agreeing upon a mutually acceptable cash substitute of equivalent value for the Option, the bonus and the supplemental bonus (which may also be subject to stockholder and other approvals). If, after good-faith negotiation, you and the Company cannot so agree, then you may, in your sole discretion, terminate this Agreement.

                 6. You shall be entitled to participate, on the same basis and subject to the same qualifications as King World's other executive officers, in any pension, life insurance, health insurance or hospitalization plan or other similar plan from time to time in effect with respect to King World's executive officers or employees generally.

                 7. The Company shall, during the Employment Period, reimburse you for such expenses as shall be incurred by you in connection with the performance of your duties hereunder, provided that you furnish to us evidence of such expenses reasonably satisfactory to us.

                 8.       This Agreement shall terminate (i) upon your death,
(ii) thirty (30) days after written notice to you from King World's Board of Directors in the event that you have been unable to perform the duties required of you pursuant to this Agreement for ninety (90) days during any twelve-month period during the Employment Period (whether or not such ninety (90) days are consecutive) by reason of illness or other incapacity and King World's Board of Directors determines to terminate this Agreement for such reason or (iii) immediately upon written notice to you in the event that King World's Board of Directors determines to terminate this Agreement for Cause (as such term is defined in Section 2(c)(v) hereof).

                 (b) Termination of this Agreement shall terminate all of your rights hereunder from and after the effective date of termination except for your rights to salary and benefits which have accrued but are unpaid at the effective date of termination, your rights with respect to the Option (which shall be governed by the terms of Section 2, the stock option agreement and the
Plan) and except that in the event that your full-time employment with the Company is terminated on account of your death, disability or incapacity, the cash bonuses provided for in Sections 3 and 4 shall continue to be payable as provided therein through the end of the fiscal year in which your death, disability or incapacity occurred. (The foregoing is not intended to relieve or release the Company from any liability for damages to you if the Company wrongfully terminates this Agreement.) In no event shall termination of this Agreement for any reason terminate any of your obligations under paragraphs 9, 10, 11 and 12 hereof.

                 9. Except as required in connection with the performance of services hereunder, you shall not, during or after the termination of the Employment Period, use or disclose to any person any confidential business information or trade secrets of King World or any of its affiliates or business associates that you obtained or learned during the Employment Period or in the course of your employment by the Company, including, but not limited to, confidential business information regarding the type and nature of the contracts entered into by the Company or its affiliates for the acquisition or distribution of television programming.

                 10. You hereby agree that you shall not (a) during the Employment Period and for a period of two (2) years following the termination of the Employment Period, induce, directly or indirectly, any person from whom or from which King World or any of its affiliates acquired television programming to terminate his or its agreement with King World or such affiliate with respect to such programming, to refuse to renew any such agreement or to refuse to furnish to King World or its affiliates with any other television programming, or (b) induce, directly or indirectly, any employee of King World or any affiliate thereof to terminate his or her employment with King World or such affiliate.

                 11. You hereby agree that all ideas, creations, improvements and other works of authorship created, developed, written or conceived, individually or jointly, by you at any time during the Employment Period are works for hire within the scope of your employment and shall be our property free of any claim whatever by you or any person claiming any rights or interests through you.

                 12. Each of you and King World (the "Indemnitor"), agrees to indemnify and hold harmless the other from and against any and all loss, damage, claim, liability, cost and expense, including reasonable attorneys fees, incurred by the other as a result of, or arising out of or in connection with, a violation by the Indemnitor of any term, covenant or condition required by this Agreement to be performed or observed by the Indemnitor.

                 13. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York and constitutes the entire understanding between the parties hereto with respect to the subject matter hereof. No waiver or modification of any terms hereof shall be valid unless in writing signed by the party against whom such waiver is sought to be enforced, and then only to the extent set forth in such writing. This Agree-ment shall be binding upon and inure to the benefit of the parties hereto and their successors, assigns, heirs, administrators and executors.

                                                  Yours very truly,

                                                  KING WORLD PRODUCTIONS, INC.


                                                  By /s/ MICHAEL KING
                                                    ---------------------------


Accepted as of the date
  first above written:


/s/ STEPHEN W. PALLEY
- -----------------------
  Stephen W. Palley

                                                                    EXHIBIT 10.6

                          KING WORLD PRODUCTIONS, INC.
                                 1700 Broadway
                           New York, New York  10019



                              December 21, 1993




Mr. Steven R. Hirsch
c/o Camelot Entertainment Sales, Inc.
1700 Broadway
New York, New York  10019

Dear Steve:

                 This letter, when accepted by you, shall constitute an agreement between you and King World Productions, Inc. ("King World" or the "Company") with respect to the terms upon which you will be employed by King World during the Employment Period (as hereinafter defined).

                 1. During the Employment Period, King World shall employ you, and you hereby accept employment by King World, in the capacity of President of King World's barter advertising sales subsidiary, Camelot Entertainment Sales, Inc. ("Camelot"), on the terms and subject to the conditions set forth in this Agreement. The "Employment Period" shall mean the period commencing on September 1, 1993 and ending on August 31, 1996, or such earlier date on which this Agreement is terminated pursuant to the provisions of Section 8 hereof. During the Employment Period, you shall perform such services as shall from time to time be reasonably assigned to you by King World's Chief Executive Officer, Chairman or Chief Operating Officer, or by or pursuant to resolution of Camelot's Board of Directors, and diligently devote your entire business time, skill and attention to the performance of such services and your duties and obligations hereunder.

                 2. As a consideration for the services rendered by you hereunder, you shall be entitled to the following:

                 (a) Salary compensation at the annual rate of $450,000 for each of the Company's first two fiscal years during the Employment Period and at the annual rate of $475,000 for the Company's third fiscal year during the Employment Period. Your salary compensation shall be payable in accordance with

         King World's standard payroll policy from time to time in effect.

                 (b) As further consideration for the services rendered by you pursuant to this Agreement, and in order to induce you to accept employment with King World on the terms and conditions set forth herein, the Compensation Committee of King World's Board of Directors (the "Compensation Committee") has granted to you, subject to your acceptance of this Agreement and the conditions set forth below, a stock option (herein called the "Option") under the Company's Amended and Restated Stock Option and Restricted Stock Purchase Plan (the "Plan") to purchase 100,000 shares of Common Stock, $.01 par value, of the Company ("Common Stock"), at an option exercise price equal to $38.875 per share, the closing price of the Common Stock on the date hereof, subject to vesting as provided in paragraph (c) below. The grant of the Option shall be subject to approval of the stockholders of the Company and any additional approvals or consents that may, in the reasonable opinion of counsel to the Company, be necessary or desirable for the Company to obtain, including, without limitation, stockholder approval of currently proposed amendments to the Plan.

                 (c) The Option shall have a term of ten years and shall become exercisable with respect to 20% of the total number of shares subject thereto on August 31, 1994 and each of the two immediately succeeding anniversaries of that date, and with respect to the remaining 40% of the total number of shares subject thereto on August 31, 1998, provided that if you should cease to be a full-time employee of King World or any of its subsidiaries or affiliates, you will have the right to exercise the unexercised portion of the option only within the one month period following the date on which you ceased to be a full-time employee, and then only to the extent that such unexercised portion of the option was vested on the date your full-time employment ceased, except that if your full-time employment ceased by reason of your death or disability (within the meaning of Section 22(e)(3) of the Internal Revenue Code of 1986, as amended), such one-month period will instead be the one-year period following the cessation of your full-time employment.

                 (d) In the event that after the date hereof, the outstanding shares of the Company's Common Stock shall be increased or decreased or changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or of another corporation through reorganization, merger or consolidation, recapitalization, reclassification, stock split, split-up, combination or exchange of shares or declaration of any dividends payable in Common Stock, appropriate adjustment shall be made for (i) the number of shares of Common Stock for which the Option shall be granted hereunder and (ii) the number of shares of Common Stock (and the exercise price per share) subject to the unexercised portion of the outstanding Option (to the nearest possible full share).

                 (e) In the event that the Company is required to withhold any Federal, state or local taxes in respect of any compensation income realized by you in respect of the Option granted hereunder or in respect of any shares acquired upon exercise of the Option, the Company shall deduct the aggregate amount of such Federal, state or local taxes required to be so withheld or, if such payments are insufficient to satisfy such Federal, state or local taxes, you will be required to pay to the Company, or to make other arrangements satisfactory to the Company regarding payment to the Company of, the aggregate amount of such taxes.

                 (f) The terms of the Option are more fully set forth in a definitive stock option agreement under the Plan, a copy of which is attached to this Agreement. Such stock option agreement and the Plan shall govern your rights as an optionee. The Company shall cause the shares of Common Stock issuable upon the exercise of the Option to be registered on Form S-8 and/or Form S-3 (or any successor form) under the Securities Act of 1933, as amended, and listed on the New York Stock Exchange.

                 3. With respect to each fiscal year of the Company ending within (or upon the termination of) the Employment Period, you shall be entitled to a bonus, payable annually, equal to 1% of the net revenues of Camelot for such fiscal year, such bonus not to exceed $150,000 in any fiscal year of the Company, provided that the Compensation Committee determines that the Company's return on equity for such fiscal year exceeds the average annual return on equity of the companies comprising the Standard and Poor's Composite Index of 500 Stocks for the most recent comparable period for which published information is available to the Committee at the time such determination is made (the "S&P Average Return on Equity"). The "net revenues of Camelot" shall mean, for the purposes of this Agreement, the net revenues of Camelot which are included in the Company's consolidated financial statements filed with the Securities and Exchange Commission.

                 4.   (a)  In addition to the bonus payable to you pursuant to
Section 3, with respect to each fiscal year of the Company ending within (or upon the termination of) the Employment

Period, you shall be entitled to a supplemental bonus as described in this
Section 4, not to exceed $150,000 in any fiscal year of the Company (excluding, for the purpose of such $150,000 per year limitation, any amounts subsequently recouped pursuant to paragraph (c) below), provided that (i) the Committee determines that the average daily closing price of the Common Stock for such year (the "Average Yearly Price") exceeds $32.625 and (ii) the Company's return on equity for such fiscal year exceeds the S&P Average Return on Equity.

                 (b) If the Average Yearly Price for any such fiscal year equals or exceeds $38.875, the closing price of the Common Stock on December 21, 1993, the supplemental bonus for such year shall be equal to the lesser of 1% of the net revenues of Camelot for such year or $150,000. If such Average Yearly Price exceeds $32.625, but is less than $38.875, the supplemental bonus for such year shall be equal to the lesser of 1.0% of net revenues of Camelot for such year or $150,000, multiplied by a fraction, the numerator of which is the excess of such Average Yearly Price over $32.625, and the denominator of which is $6.25.

                 (c) The full amount by which any supplemental bonus payment was reduced below 1.0% of net revenues of Camelot for any year or $150,000, whichever is less, pursuant to the second sentence of paragraph 4(b) shall be payable to you if the Average Yearly Price for any subsequent fiscal year within the term of this Agreement equals or exceeds $38.875. A portion of the amount by which any supplemental bonus payment was reduced pursuant to the second sentence of paragraph 4(b) above (and was not previously recouped by you pursuant to this paragraph (c)) shall be payable to you if the Average Yearly Price for any subsequent fiscal year or years during the term of this Agreement is less than $38.875 but greater than the Average Yearly Price for the year in which such reduction was made, and the portion of such reduction that shall be payable to you shall be equal to the full amount of such reduction (or the portion thereof that was not previously recouped by you pursuant to this paragraph (c)), multiplied by a fraction, the numerator of which is the excess of the Average Yearly Price for such subsequent year over the Average Yearly Price for the year in which such reduction was made and the denominator of which is the excess of $38.875 over the Average Yearly Price for the year in which such reduction was made. To the extent that a partial recoupment is made in a subsequent fiscal year, any amounts not recouped under the foregoing formula shall remain available for recoupment in subsequent years during the term of this Agreement. Any amounts not recouped by you pursuant to this paragraph (c) on or prior to the making of the supplemental bonus payment in respect of the August 31, 1996 fiscal year shall no longer be subject to recoupment and shall not be paid to you.

                 (d) Notwithstanding the foregoing, in no event shall aggregate supplemental bonus payments payable pursuant to this Section 4 exceed $375,000.

                 (e) Payments of the supplemental bonus amounts provided herein shall be made annually, in arrears, as soon as practicable after the after the end of each fiscal year in which you are eligible for a bonus hereunder.

                 5. Notwithstanding anything to the contrary contained herein, the grant of the Option described in Section 2(b) hereof, the bonus described in Section 3 hereof and the supplemental bonus described in Section 4 hereof are subject to approval of the stockholders of the Company and any additional approvals or consents that may, in the reasonable opinion of counsel to the Company, be necessary or desirable for the Company to obtain. In the event that such approvals are not obtained on or prior to August 31, 1994, then you and the Company shall negotiate in good faith for the purpose of agreeing upon a mutually acceptable cash substitute of equivalent value for the Option, the bonus and the supplemental bonus (which may also be subject to stockholder and other approvals). If, after good-faith negotiation, you and the Company cannot so agree, then you may, in your sole discretion, terminate this Agreement.

                 6. You shall be entitled to participate, on the same basis and subject to the same qualifications as King World's other executive officers, in any pension, life insurance, health insurance or hospitalization plan or other similar plan from time to time in effect with respect to King World's executive officers or employees generally.

                 7. The Company shall, during the Employment Period, reimburse you for such expenses as shall be incurred by you in connection with the performance of your duties hereunder, provided that you furnish to us evidence of such expenses reasonably satisfactory to us.

                 8.       This Agreement shall terminate (i) upon your death,
(ii) thirty (30) days after written notice to you from King World's Board of Directors in the event that you have been unable to perform the duties required of you pursuant to this Agreement for ninety (90) days during any twelve-month period during the Employment Period (whether or not such ninety (90) days are consecutive) by reason of illness or other incapacity and King World's Board of Directors determines to terminate this Agreement for such reason or (iii) immediately upon written notice to you in the event that King World's Board of Directors determines to terminate this Agreement for cause.

                 (b) Termination of this Agreement shall terminate all of your rights hereunder from and after the effective date of termination except for your rights to salary and benefits which have accrued but are unpaid at the effective date of termination, your rights with respect to the Option (which shall be governed by the terms of Section 2, the stock option agreement and the
Plan) and except that in the event that your full-time employment with the Company is terminated on account of your death, disability or incapacity, the cash bonuses provided for in Sections 3 and 4 shall continue to be payable as provided therein through the end of the fiscal year in which your death, disability or incapacity occurred. (The foregoing is not intended to relieve or release the Company from any liability for damages to you if the Company wrongfully terminates this Agreement.) In no event shall termination of this Agreement for any reason terminate any of your obligations under paragraphs 9, 10, 11 and 12 hereof.

                 9. Except as required in connection with the performance of services hereunder, you shall not, during or after the termination of the Employment Period, use or disclose to any person any confidential business information or trade secrets of King World or any of its affiliates or business associates that you obtained or learned during the Employment Period or in the course of your employment by the Company, including, but not limited to, confidential business information regarding the type and nature of the contracts entered into by the Company or its affiliates for the acquisition or distribution of television programming (including, without limitation, advertising time within any television programming irrespective of whether King World or any of its affiliates distributes such programming to television stations ("Advertising Time")), the sale or other distribution of television programming (including, without limitation, Advertising Time), or the basis upon which King World or any of its affiliates elects to acquire television programming (including, without limitation, Advertising Time) for sale or other distribution.

                 (b) You also agree that during the Employment Period and for a period of two (2) years following the termination of the Employment Period, you will not work for, or render services to or for the benefit of, or otherwise be interested in (whether as an employee, consultant, proprietor or otherwise howsoever), any business or portion of a business of any person, firm, partnership or corporation which supplied television programming (including, without limitation, Advertising Time) to King World or any of its affiliates at any time within the two (2) year period preceding the termination of the Employment Period.

                 10. You hereby agree that you shall not (a) during the Employment Period and for a period of two (2) years following the termination of the Employment Period, induce, directly or indirectly, any person from whom or from which King World or any of its affiliates acquired television programming (including without limitation Advertising Time) to terminate his or its agreement with King World or such affiliate with respect to such programming, to refuse to renew any such agreement or to refuse to furnish King World or any of its affiliates with any other television programming (including without limitation Advertising Time), or (b) induce, directly or indirectly, any employee of King World or any affiliate thereof to terminate his or her employment with King World or such affiliate.

                 11. You hereby agree that all ideas, creations, improvements and other works of authorship created, developed, written or conceived by you at any time during the Employment Period are works for hire within the scope of your employment and shall be the property of King World and/or Camelot, free of any claim whatever by you or any person claiming any rights or interests through you.

                 12. Each of you and King World (the "Indemnitor"), agrees to indemnify and hold harmless the other from and against any and all loss, damage, claim, liability, cost and expense, including reasonable attorneys fees, incurred by the other as a result of, or arising out of or in connection with, a violation by the Indemnitor of any term, covenant or condition required by this Agreement to be performed or observed by the Indemnitor.

                 13. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York and constitutes the entire understanding between the parties hereto with respect to the subject matter hereof. No waiver or modification of any terms hereof shall be valid unless in writing signed by the party against whom such waiver is sought to be enforced, and then only to the extent set forth in such writing. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their successors, assigns, heirs, administrators and executors.




                                                  Yours very truly,

                                                  KING WORLD PRODUCTIONS, INC.


                                                  By /s/ STEPHEN W. PALLEY
                                                    ----------------------------


Accepted as of the date
  first above written:


/s/ STEVEN R. HIRSCH
- ----------------------
  Steven R. Hirsch

                                                                   EXHIBIT 10.6



                          KING WORLD PRODUCTIONS, INC.
                                 1700 BROADWAY
                           NEW YORK, NEW YORK  10019


                                                          May 20, 1994


Mr. Anthony E. Hull
9 Woody Lane
Larchmont, New York  10538

Dear Tony:

                 This letter, when accepted by you, shall constitute an agreement between you and King World Productions, Inc. (the "Company") with respect to your employment by the Company for the Employment Period (as hereinafter defined).

                  1. (a) The Company hereby agrees to employ you as Chief Financial Officer for the period commencing on June 13, 1994 and terminating on June 12, 1996 (the "Employment Period"). You hereby agree to accept such employment, to diligently, faithfully and competently perform such services as shall from time to time be reasonably assigned to you by the Company's Board of Directors or its management, and to diligently, faithfully and competently devote your entire business time, skill and attention to the performance of your duties and responsibilities to the Company. During the Employment Period, your base of operations shall be located in the New York City metropolitan area.

                          (b)  You hereby grant to the Company an option to
extend the Employment Period for one additional 24 month period (the "Option Period") to commence on June 13, 1996 and to end on June 12, 1998. The Company may exercise such option by giving you written notice to such effect not later than 120 days prior to the expiration of the Employment Period (the "Option Notice Date"). In the event that the Company elects to exercise such option, the terms and provisions of this Agreement shall remain in effect and shall apply during the Employment Period as so extended.

                  2.      (a)     The Company shall pay to you, and you shall
accept, for your services performed for the Company and its subsidiaries and affiliates during the Employment Period, salary compensation at the annual rate of (i) $300,000 for the period from June 13, 1994 through and including June 12, 1995; (ii) $310,000 for the period from June 13, 1995 through and including June 12, 1996; and (iii) subject to the Company's exercising the option for the Option Period, $325,000 for the period commencing June 13, 1996 and ending June 12, 1997 and $350,000 for the period commencing June 13, 1997 and ending June 12, 1998. Any compensation payable pursuant to this paragraph 2(a) shall be paid in accordance with the Company's normal payroll policy at the time in effect for its senior executives.

                          (b)     You shall be entitled to such discretionary
bonuses as may be from time to time determined by the Board of Directors of the Company.

                          (c)     Subject to the provisions of this paragraph
(c), as soon as practicable after the commencement of the Employment Period, the Company will grant to you a "non-qualified stock option" under the Company's 1989 Stock Option and Restricted Stock Purchase Plan (the "Plan") to purchase 100,000 shares of the Company's Common Stock, $.01 par value (the "Common Stock"), at an exercise price per share equal to the closing price of the Common Stock on the New York Stock Exchange on the date of your commencement of employment hereunder (the "Option Exercise Price"). You understand and agree with respect to such stock option that:

                  (i) your right to exercise such option shall vest over a five year period as follows: 20% on June 12, 1995; 20% on June 12, 1996; 20% on June 12, 1997; and 40% on June 12, 1999; and

                 (ii) if you should cease to be a full-time employee of the Company and any of its subsidiaries or affiliates, then you shall only have the right to exercise the unexercised portion of such option within one month after the date on which you ceased to be so employed and then only to the extent that such portion was vested (pursuant to the foregoing vesting schedule) on the date you ceased to be so employed, and you shall forfeit all other rights to and under such option, provided, however, that if your full-time employment ceases by reason of your death or "disability" (within the meaning of Section 22(e)(3) of the Internal Revenue Code of 1986, as amended), then such one month period shall instead be a one-year period following the cessation of your employment.

                          (d)     In the event that the Company does not
exercise its option to extend the Employment Period for the Option Period, the Company shall pay you, within 15 days following the expiration of the Employment Period, additional compensation in an amount equal to the product of
(i) 10,000 and (ii) the excess, if any, of (A) the closing price of the Common Stock on the New York Stock Exchange on the Option Notice Date over (B) the Option Exercise Price.

                 The foregoing, as well as such other terms and conditions as the Company shall deem appropriate, shall be set forth in a definitive stock option agreement. Your rights as an optionee shall be governed by the terms and conditions of such agreement and the Plan.

                  3. You shall be entitled to participate, on the same basis as the other senior executives of the Company, in any pension, profit-sharing, life insurance, health insurance or hospitalization plan in effect with respect to such other senior executives. You shall be entitled to reimbursement of expenses reasonably incurred by you in connection with the performance of your duties hereunder, provided that you promptly furnish documentation therefor reasonably satisfactory to the Company.

                  4.      (a)     In the event of your death, the Employment
Period shall automatically terminate, effective upon the date of your death.

                          (b)     In the event that you are unable to perform
the duties required of you pursuant to this Agreement for ninety (90) days during the Employment Period (whether or not such ninety (90) days are consecutive) by reason of illness or other physical incapacity, the Company may, after the expiration of such ninety (90) days, terminate the Employment Period on thirty (30) days written notice to you.

                  5. Except as required in connection with the performance of your services for the Company, you shall not, during or after the termination of the Employment Period, use or disclose to any person, firm, partnership or corporation any confidential or proprietary information or trade secrets of the Company or any of its subsidiaries or affiliates obtained or learned by you during the Employment Period, including, without limitation, the type and nature of the contracts entered into by the Company or any of its subsidiaries or affiliates in connection with the acquisition of television programming or the acquisition of distribution rights with respect to any such programming (including, without limitation, the acquisition of advertising time within any television programming or acting as sales agent for any such advertising time, irrespective of whether the Company or any of its subsidiaries or affiliates distributes such programming to television stations ("Advertising Time")), the sale or other distribution of television programming (including, without limitation, Advertising Time), or the basis upon which the Company or any of its subsidiaries or affiliates elects to acquire television programming or distribution rights with respect to any such programming (including, without limitation, Advertising Time) for sale or other distribution.

                  6.      You hereby agree that during and for a period of two
(2) years following the termination of the Employment Period, you shall not (a) induce, directly or indirectly, any person, firm, partnership, corporation or other entity from whom or from which the Company or any of its subsidiaries or affiliates acquired television programming or distribution (including, without limitation, sales agency) rights with respect thereto (including, without limitation, Advertising Time) during the Employment Period to terminate its agreement with the Company or such subsidiary or affiliate with respect to such programming or distribution rights (including any such Advertising Time), to elect not to renew any such agreement or not to furnish to the Company or any such subsidiary or affiliate any other television programming or distribution rights (including, without limitation, Advertising Time) or (b) induce, directly or indirectly, any employee of the Company or any of its subsidiaries or affiliates to terminate his or her employment with the Company or any such subsidiary or affiliate.

                  7. You hereby agree that all ideas, creations, improvements and other works of authorship created, developed, written or conceived by you at any time during the Employment Period are works for hire within the scope of your employment and shall be the property of the Company free of any claim whatever by you or any person claiming any rights or interests through you.

                  8.      (a)     You hereby agree to indemnify and hold the
Company harmless from and against any and all loss, damage, liability, cost and expense, including reasonable attorneys' fees, incurred by the Company as a result of, arising out of or in connection with a violation of any term or condition of this Agreement required to be performed or observed by you.

                          (b)     The Company hereby agrees to indemnify and
hold you harmless from and against any and all loss, damage, liability, cost and expense, including reasonable attorneys' fees, incurred by you as a result of, arising out of or in connection with a violation of any term or condition of this Agreement required to be performed or observed by the Company.

                 9. Any notice or other communication under this Agreement shall be in writing and shall be considered given when delivered personally or mailed by certified mail, return receipt requested, to the relevant party at the address set forth above or at such other address as a party may specify by notice to the other in the manner herein provided.

                 10. This Agreement shall be governed by and construed in accordance with the laws of the State of New York. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof. The failure of a party to insist upon strict compliance with any provision of this Agreement shall not be deemed to be a waiver of such provision or of any other provision of this Agreement. No waiver or modification of the terms or conditions hereof shall be valid unless in writing signed by the party to be charged and only to the extent therein set forth. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their successors, assigns, heirs, administrators and executors.

                                              Yours very truly,

                                              KING WORLD PRODUCTIONS, INC.


                                              By: /s/ STEPHEN W. PALLEY
                                                 ---------------------------
ACCEPTED:


/s/ ANTHONY E. HULL
- -------------------------
    Anthony E. Hull